  THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR.

  IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR COMMON SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED, FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                             EXCHANGE COMMON SHARES
                                       OF
                               STOLT-NIELSEN S.A.
                       PURSUANT TO THE OFFERING CIRCULAR
                             DATED JANUARY 21, 2000

    This form or a facsimile hereof must be used to accept the Exchange Offer (as defined below) if (i) certificates for Common Shares, no par value ("Common Shares"), of Stolt-Nielsen S.A., a company organized under the laws of Luxembourg (the "Company"), are not immediately available, (ii) the procedure for book-entry transfer (set forth under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Company's Offering Circular dated January 21, 2000 (the "Offering Circular")) cannot be followed on a timely basis or
(iii) time will not permit the Letter of Transmittal and all other required documents to be delivered to the exchange agent for the Exchange Offer (the "Exchange Agent") before the Expiration Date (as defined in the Offering Circular). This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent. See "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular. Certain terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Offering Circular.

                             The Exchange Agent is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK


          BY MAIL:                       BY HAND:                 BY OVERNIGHT COURIER:
Tenders & Exchange Department  Tenders & Exchange Department  Tenders & Exchange Department
        P.O. Box 2569           c/o Securities Transfer and     525 Washington Boulevard
         Suite 4660              Reporting Services, Inc.               3rd Floor
 Jersey City, NJ 07303-2565    100 William Street, Galleria       Jersey City, NJ 07310
                                    New York, NY 10038
                                BY FACSIMILE TRANSMISSION:
                                      (201) 324-3402
                                      (201) 324-3403
                                CONFIRMATION BY TELEPHONE:
                                      (201) 222-4707

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED IN THE OFFERING CIRCULAR) UNDER THE INSTRUCTION THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE AND CERTIFICATE FOR COMMON SHARES (OR BOOK-ENTRY CONFIRMATION OF SUCH TRANSFER) TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SHOWN HEREIN.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the number of Common Shares indicated below pursuant to the guaranteed delivery procedure described under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular.

Number of Common Shares tendered:

Certificate No.(s) (if available):

If Common Shares will be delivered by book-entry transfer:
Name of Tendering Institution:

Account Number at The Depository Trust Company:

Transaction Code Number:

Signature(s):

Signature(s):

Name(s) (Please Print):

Address:
                            (INCLUDE ZIP CODE)

Area Code and Tel. No.:

Dated:

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, an Eligible Institution (as defined in the Offering Circular), guarantees that the undersigned will deliver to the Exchange Agent, at one of its addresses set forth above, either the certificates representing the Common Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Common Shares into the Exchange Agent's account at The Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal or a facsimile thereof (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offering Circular)) and any other required documents, all within three Nasdaq trading days after the date of execution of this notice.

-------------------------------------------

  Name of Firm:

  ____________________________________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE PRINT OR TYPE)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

  Area Code and Tel. No.: ____________________________________________________
-------------------------------------------

-------------------------------------------

  ____________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

  Title: _____________________________________________________________________

  Dated: _____________________________________________________________________

-------------------------------------------

NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY;
      COMMON SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.